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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                       ----------------------------------

                                    FORM 8-K




                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of Earliest Event Reported):  November 8, 1999
                                                   ----------------

                                NTL INCORPORATED
                                ----------------
               (Exact name of Registrant as Specified in Charter)


Delaware                                     0-25691                 13-405-1921
--------                                     -------                 -----------
(State or Other Jurisdiction                 (Commission             (IRS Employer
of Incorporation)                            File Number)            Identification No.)




110 East 59th Street, New York, New York                              10022
----------------------------------------                              -----
(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code:  (212) 906-8440
                                                     --------------


                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.           OTHER EVENTS.

                  The Company has distributed to certain persons an information booklet regarding the business of the Company. A copy of the booklet is attached hereto as Exhibit 99.1.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

(c)      Exhibits.

         99.1                       Information Booklet.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   NTL INCORPORATED

                                   By:    /s/ Richard J. Lubasch
                                          ----------------------
                                   Name:  Richard J. Lubasch
                                   Title: Executive Vice President, General
                                          Counsel and Secretary

Dated:  November 8, 1999




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                                  EXHIBIT INDEX


         Designation                                        Description
         -----------                                        -----------
            99.1              Information Booklet.








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